Quarterly Holdings Report
for

Fidelity® Latin America Fund

January 31, 2021

LAF-QTLY-0321
1.813035.116

Schedule of Investments January 31, 2021 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 80.6%
	Shares	Value
Bermuda - 1.5%
Vef Ltd. (depository receipt) (a)	12,383,796	$5,438,834
Brazil - 33.7%
Atacadao SA	3,451,033	12,009,297
Azul SA sponsored ADR (a)(b)	543,383	11,927,257
Banco do Brasil SA	1,765,411	10,925,324
Compania de Locacao das Americas	1,528,630	7,308,726
CVC Brasil Operadora e Agencia de Viagens SA	2,757,448	9,595,681
Hapvida Participacoes e Investimentos SA (c)	3,218,901	10,101,351
Hypermarcas SA	2,177,604	12,851,342
Locaweb Servicos de Internet SA (c)	377,512	7,052,907
Lojas Americanas SA rights 2/4/21 (a)	20,937	17,602
Lojas Renner SA	1,421,879	10,777,008
Rumo SA (a)	3,077,437	11,417,913
Suzano Papel e Celulose SA (a)	1,257,506	14,261,112
Vamos Locacao de Caminhoes Maquinas e Equipamentos SA	1,150,000	6,526,209

TOTAL BRAZIL		124,771,729

Canada - 1.9%
First Quantum Minerals Ltd.	413,825	6,893,038
Cayman Islands - 1.6%
PagSeguro Digital Ltd. (a)	122,870	6,014,487
Mexico - 25.0%
Banco del Bajio SA (a)(c)	7,559,022	9,130,269
Credito Real S.A.B. de CV (a)	14,635,664	7,539,520
Genomma Lab Internacional SA de CV (a)	27,398,469	28,054,728
Grupo Aeroportuario Norte S.A.B. de CV (a)	1,419,209	8,376,511
Qualitas Controladora S.A.B. de CV	5,255,127	27,615,117
Unifin Financiera SAPI de CV (a)	9,563,606	11,985,416

TOTAL MEXICO		92,701,561

Panama - 3.5%
Intercorp Financial Services, Inc.	410,394	13,144,920
United States of America - 13.4%
Afya Ltd. (a)(b)	1,146,363	25,449,259
First Cash Financial Services, Inc.	141,394	8,325,279
Vasta Platform Ltd. (a)(b)	1,096,725	15,770,906

TOTAL UNITED STATES OF AMERICA		49,545,444

TOTAL COMMON STOCKS
(Cost $290,924,217)		298,510,013

Nonconvertible Preferred Stocks - 19.6%
Brazil - 19.6%
Banco BMG SA (c)	11,175,912	10,764,531
Itausa-Investimentos Itau SA (PN)	7,658,078	14,850,350
Lojas Americanas SA (PN)	2,221,332	9,780,292
Petroleo Brasileiro SA - Petrobras (PN) (non-vtg.)	7,624,224	37,191,675
TOTAL NONCONVERTIBLE PREFERRED STOCKS
(Cost $84,517,847)		72,586,848

Money Market Funds - 8.1%
Fidelity Cash Central Fund 0.09% (d)	2,317,523	2,317,986
Fidelity Securities Lending Cash Central Fund 0.09% (d)(e)	27,604,427	27,607,187
TOTAL MONEY MARKET FUNDS
(Cost $29,925,173)		29,925,173
TOTAL INVESTMENT IN SECURITIES - 108.3%
(Cost $405,367,237)		401,022,034
NET OTHER ASSETS (LIABILITIES) - (8.3)%		(30,805,682)
NET ASSETS - 100%		$370,216,352

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $37,049,058 or 10.0% of net assets.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$216
Fidelity Securities Lending Cash Central Fund	33,793
Total	$34,009

Amounts in the income column in the above table include any capital gain distributions from underlying funds. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Security transactions are accounted for as of trade date. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund’s valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee. The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels: Level 1 - quoted prices in active markets for identical investments: Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds etc.): Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available). Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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